Exhibit 99.4


                                                                  EXECUTION COPY
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                           CERTIFICATE OF DESIGNATION

                                       OF

                         SPECIAL PREFERRED VOTING SHARES

                                       OF

                                   CHARTERMAC

               Pursuant to the Second Amended and Restated Trust Agreement of CharterMac dated November 17, 2003, as amended from time to time (the "Trust Agreement"),

               CHARTERMAC, a Delaware statutory trust (the "Trust") created and existing under the Delaware Statutory Trust Act (the "Trust Act"),

               DOES HEREBY CERTIFY:

               That pursuant to the authority expressly vested in the Board of Trustees of the Trust (the "Board of Trustees") by the Trust Agreement, the Board of Trustees duly adopted on December 17, 2002, resolutions providing for the creation of a class of Preferred Shares of the Trust with (i) the designations, powers, preferences, (ii) the relative, participating, optional or other special rights, and (iii) the qualifications, limitations or restrictions, set forth below (in addition to those set forth in the Trust Agreement):

1. DESIGNATION AND AMOUNT. The shares of such class of Preferred Shares shall be designated "Special Preferred Voting Shares" (the "Special Preferred Voting Shares") and the number of shares constituting such class shall equal the aggregate number of Special Preferred Voting Shares purchased under and pursuant to the Special Preferred Voting Shares Purchase Agreement dated as of November 17, 2003, as amended from time to time, among the Trust and the purchasers identified therein. The Special Preferred Voting Shares shall not have any Percentage Interest (as defined in the Trust Agreement) and shall not be entitled to any allocation of income, gain or loss, except in connection with transactions of the type from which a Special Preferred Voting Shareholder is entitled to distributions in accordance with Section 2.

2. DISTRIBUTIONS. Except for amounts payable upon redemption of Special Preferred Voting Shares or upon dissolution, liquidation and winding up of the Trust as provided in Sections 3 and 4 hereof, the holders of Special Preferred Voting Shares ("Special Preferred Voting Shareholders") shall not be entitled to any distributions.


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3. REDEMPTION. If a Special Preferred Voting Shareholder exercises or is required to exercise the Exchange Right (as defined in the Exchange Rights Agreement dated as of November 17, 2003, as amended from time to time, among CharterMac Capital Company, LLC ("CCC") and the investor members identified therein, the "Exchange Rights Agreement") with respect to any or all of the CCC Units held by such Special Preferred Voting Shareholder, for each CCC Unit being exchanged the Trust may, by written notice to the Special Preferred Voting Shareholder, require such Special Preferred Voting Shareholder to surrender one Special Preferred Voting Share for redemption by the Trust at a redemption price of $.01 per Special Preferred Voting Share (the "Redemption Price"). Upon the later of the giving of notice by the Trust pursuant to this Section 3 and the date of the exchange of such CCC Units pursuant to the Exchange Rights Agreement, the Special Preferred Voting Shares to be redeemed shall be deemed not to be outstanding and all voting rights under Section 5 hereof with respect to such Special Preferred Voting Shares shall cease.

4. DISSOLUTION, LIQUIDATION AND WINDING UP.

   (a) Priority. Subject to Section 4(b) hereof, upon any dissolution, liquidation and winding up of the Trust, whether voluntary or involuntary, each Special Preferred Voting Shareholder shall be entitled to receive, in respect of each Special Preferred Voting Share, prior and in preference to any distribution of any assets of the Trust to any holder of Common Shares but junior to holders of all equity securities issued by the Trust whose terms provide that they rank senior to the Common Shares in rights to distributions on dissolution, liquidation and winding up, an amount equal to the Redemption Price (such aggregate amount being referred to herein as the "Liquidation Amount").

   (b) Ratable Distributions. If upon any dissolution, liquidation and winding up of the Trust, the assets of the Trust available for distribution to Special Preferred Voting Shareholders are insufficient to permit payment of the Liquidation Amount to each Special Preferred Voting Shareholder, the Special Preferred Voting Shareholders shall share ratably in any distribution of the assets of the Trust based on the respective amounts which would be payable to them in respect of the Special Preferred Voting Shares held by them upon such distribution pursuant to this Section 4 if all amounts payable on or with respect to such shares were paid in full.

5. VOTING RIGHTS.

   (a) General. Each Special Preferred Voting Share shall entitle the holder thereof to one vote on the matters set forth in Section 5(b) hereof; provided, however, that (i) if an Exchange Factor Event (as defined in the Exchange Rights Agreement) shall occur, then the number of votes that each Special Preferred Voting Shareholder shall have with respect to each Special Preferred Voting Share on any matter to be voted on as a class with the holders of Common Shares shall equal one vote per share multiplied by the Exchange Factor (as defined in the Exchange Rights Agreement) and (ii) if the Trust issues any securities having voting rights to all Common Shareholders, other than


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Common Shares, each Special Preferred Voting Share shall also entitle the
Special Preferred Voting Shareholder to such voting rights as are equal to the voting rights attendant to the security or securities issued to the Common Shareholders in respect of each Common Share.

   (b) Vote with Common. The Special Preferred Voting Shareholders shall be entitled to vote together with the holders of Common Shares (as one class) on any and all matters on which the holders of the Common Shares are entitled to vote under the Trust Agreement and the Trust Act or on any other matter on which the holders of the Common Shares are entitled to vote.

   (c) Required Consent. The Trust shall not, without the affirmative vote or consent of the holders of a majority of the outstanding Special Preferred Voting Shares, amend, alter or repeal the terms of the Special Preferred Voting Shares or any provisions of the Trust Agreement that would adversely affect the powers, preferences, privileges or rights of the Special Preferred Voting Shares.

   (d) Number and Nomination of Non-Independent Trustees; Vacancies. So long as the holders of the Special Preferred Voting Shares continue to own in the aggregate 7.5% or more of the outstanding voting securities of the Trust, (i) the number of non-Independent trustees on the Board of Trustees of the Trust shall be at least six (6) (such that consistent with the requirements of Section 3 of the Trust Agreement, which requires that at least a majority of the Managing Trustees by at least (x) one trustee while Mr. Thomas M. White is on the Board of Trustees and (y) two trustees if Mr. White is not on the Board of Trustees shall be Independent Trustees, the whole Board of Trustees during this period shall consist of not less than thirteen (13) Managing Trustees while Mr. White is on the Board of Trustees and fourteen (14) Managing Trustees if Mr. White is not on the Board of Trustees) and (ii) the holders of a majority of the outstanding Special Preferred Voting Shares shall have the right, in lieu of the Board of Trustees or a nominating committee thereof, (A) to nominate for election to the Board of Trustees of the Company any non-Independent Trustees to be elected at any annual or special meeting of the Shareholders of the Trust and
(B) to elect any non-Independent Trustee to fill any vacancy in the non-Independent Trustees on the Board of Trustees; provided, however, that this power of nomination shall not (x) affect the rights of the Common Shareholders to nominate persons to serve as Managing Trustees of the Trust and (y) apply to the extent inconsistent with applicable laws or regulations of any governmental authority or the rules of any national securities exchange (or, as applicable, Nasdaq or any successor thereto) on which the Trust's voting securities are listed.

6. TRANSFER RESTRICTIONS.

   (a) Generally. A Special Preferred Voting Shareholder may not, without the prior written consent of a majority of the Independent Trustees (which may be granted or withheld in their sole discretion), Transfer (as defined herein) all or any portion of its Special Preferred Voting Shares, except in accordance with the terms and conditions of


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this Section 6. To the fullest extent permitted by law, any Transfer or purported Transfer of Special Preferred Voting Shares not made in accordance with this Section 6 shall be null and void.

   (b) Incapacity. If a Special Preferred Voting Shareholder is Incapacitated (as defined herein), the executor, administrator, trustee, committee, guardian, conservator or receiver of such Special Preferred Voting Shareholder's estate shall have all of the rights of a Special Preferred Voting Shareholder, but not more rights than those enjoyed by other Special Preferred Voting Shareholders, for the purpose of settling or managing the estate and such power as the Incapacitated Special Preferred Voting Shareholder possessed to Transfer all or any part of his or its Special Preferred Voting Shares.

   (c) Permitted Transfers. Notwithstanding Section 6(a) hereof, a Special Preferred Voting Shareholder may Transfer all or any portion of its Special Preferred Voting Shares (i) to an Affiliate (as defined herein) of the Special Preferred Voting Shareholder or (ii) with respect to pledges permitted pursuant to each Special Preferred Voting Shareholder's respective Lock-Up Agreement (as defined herein), if any. Notwithstanding the foregoing, the consent of a majority of the Independent Trustees shall be required and may be withheld in their sole and absolute discretion if a Transfer (w) would cause the number of Special Preferred Voting Shareholders and assignees of such Special Preferred Voting Shares to exceed ninety-nine, (x) would violate then applicable federal or state securities laws, rules or regulations, (y) would result in the Trust being treated as an association taxable as a corporation for federal income tax purposes or (z) would be to any Person who holds, or who would have the right to hold as a result of such Transfer, more than 10% of the Common Shares other than an Affiliate. Consent by the Independent Trustees to the Transfer of Special Preferred Voting Shares by a Special Preferred Voting Shareholder pursuant to this Section 6(c) shall also be deemed to be consent under the Amended and Restated Operating Agreement to the concurrent transfer to the same Person of the same number of Special Common Units.

   (d) Definitions. For purposes of this Section 6:

       (i) "Affiliate" means,

           (1) with respect to any individual Person, (A) such Person's spouse, parents, parents-in-law, lineal descendents, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law, stepchildren, sons-in-law and daughters-in-law or their respective spouses; (B) any corporation, limited partnership or limited liability company in which all of the shares, partnership interests or membership interests are owned by such Person or the persons listed in (A); (C) in the case of the death of such Persons or the persons listed in (A), a transfer by will or by the laws of intestate succession to executors, administrators, testamentary trustees, legatees or beneficiaries; and (D) trusts, the only beneficiaries of which are listed in (A), (B) or (C) and/or are charitable organizations; and


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           (2) with respect to any Entity, any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, any such Entity. The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

   The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

       (ii) "Entity" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, statutory trust, real estate investment trust, limited liability company, limited liability partnership, cooperative, association or other legal entity.

       (iii) "Incapacity" or "Incapacitated" means, (A) as to any individual Special Preferred Voting Shareholder, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his person or his estate; (B) as to any corporation which is a Special Preferred Voting Shareholder, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (C) as to any partnership which is a Special Preferred Voting Shareholder, the dissolution and commencement of winding up of the partnership; (D) as to any estate which is a Special Preferred Voting Shareholder, the distribution by the fiduciary of the estate's entire interest in the Trust; (E) as to any trustee of a trust which is a Special Preferred Voting Shareholder, the termination of the trust (but not the substitution of a new trustee); or (F) as to any Special Preferred Voting Shareholder, the bankruptcy of such Special Preferred Voting Shareholder, which shall be deemed to have occurred when:

           (1) the Special Preferred Voting Shareholder commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect;

           (2) the Special Preferred Voting Shareholder is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Special Preferred Voting Shareholder;

           (3) the Special Preferred Voting Shareholder executes and delivers a general assignment for the benefit of the Special Preferred Voting Shareholder's creditors;

           (4) the Special Preferred Voting Shareholder files an answer or other pleading admitting or failing to contest the material allegations of a petition filed


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against the Special Preferred Voting Shareholder in any proceeding of the nature described in clause (2) above;

           (5) the Special Preferred Voting Shareholder seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Special Preferred Voting Shareholder or for all or any substantial part of the Special Preferred Voting Shareholder's properties;

           (6) any proceeding seeking liquidation, reorganization or other relief of or against such Special Preferred Voting Shareholder under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof;

           (7) the appointment without the Special Preferred Voting Shareholder's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment; or

           (8) an appointment referred to in clause (7) above which has been stayed is not vacated within ninety (90) days after the expiration of any such stay.

       (iv) "Lock-Up Agreement" means those certain Lock-Up Agreements from each Special Preferred Voting Shareholder in favor of CCC and the Trust relating to, among other things, the Special Preferred Voting Shares (as amended from time to time).

       (v) "Person" means an individual or any Entity.

       (vi) "Transfer" when used in this Section 6, as a noun, means any sale, assignment, conveyance, pledge, hypothecation, gift, encumbrance or other transfer, and as a verb, means to sell, assign, convey, pledge, hypothecate, give, encumber or otherwise transfer.

7. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

8. SECTION REFERENCES. Unless otherwise stated herein, references to sections shall be deemed to be references to sections of this Certificate of Designation.

9. GOVERNING LAW. This Certificate of Designation shall be interpreted in accordance with the terms of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by such laws.

10. CERTIFICATES.


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   (a) Legend. Each Special Preferred Voting Share certificate will contain a legend substantially to the following effect:

       THE SPECIAL PREFERRED VOTING SHARES REPRESENTED HEREBY (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). NEITHER THE SHARES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE CERTIFICATE OF DESIGNATION OF SPECIAL PREFERRED VOTING SHARES OF CHARTERMAC (THE "COMPANY") (THE "CERTIFICATE OF DESIGNATION").

       THE COMPANY SHALL FURNISH TO ANY HOLDER OF SPECIAL PREFERRED VOTING SHARES, UPON WRITTEN REQUEST AND WITHOUT CHARGE, THE CERTIFICATE OF DESIGNATION WHICH SETS FORTH A FULL STATEMENT OF THE DESIGNATIONS, POWERS, PREFERENCES, RIGHTS, QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS OF THE SPECIAL PREFERRED VOTING SHARES.

   (b) Execution of Certificates. Notwithstanding any other provision of the Trust Agreement or the Second Amended and Restated Bylaws of the Trust, as amended from time to time (the "Trust Bylaws") to the contrary, a certificate representing Special Preferred Voting Shares shall be validly issued upon the manual signature of any one or more Managing Trustee. Such a certificate need not be countersigned and registered by the Trust's transfer agent and/or registrar. The Managing Trustees, acting individually or collectively, shall execute and deliver certificates representing the Special Preferred Voting Shares substantially in the form attached hereto as Exhibit A and incorporated herein by reference, together with such modifications thereto as such Managing Trustee or Managing Trustees shall approve (notwithstanding any other provision of the Trust Agreement or the Trust Bylaws but subject to the requirements set forth in this Certificate of Designation), such approval to be conclusively, but not exclusively, evidenced by the execution and delivery thereof by such Managing Trustee or Managing Trustees. To the extent that this Section 10 is inconsistent with the Trust Bylaws, in accordance with Article XIV of the Trust Bylaws, the Trust Bylaws, including Article VII of the Trust Bylaws, shall be deemed amended for the limited purposes set forth in this Section 10.

11. EFFECT ON VOTING RIGHTS OF CERTAIN TRANSACTIONS


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   (a) In connection with any transaction (including but not limited to any
CharterMac Extraordinary Transaction (as defined in the Amended and Restated Operating Agreement)) in which holders of Common Shares are issued voting securities of any Person other than the Trust, the issuer of such voting securities must concurrently issue in exchange for (and upon surrender of) each Special Preferred Voting Share securities having the same voting rights as the voting securities issued in respect of each Common Share.

   (b) If, in connection with a CharterMac Extraordinary Transaction, Common Shareholders receive only cash, property (other than securities) or non-voting securities, the Special Preferred Voting Shareholders shall have no further voting rights under Section 5 and, upon the request of the Trust or its successor, each Special Preferred Voting Shareholder shall surrender the Special Preferred Shares it owns in exchange for the Redemption Price.


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